UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

HELIOS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 362-1200

(Former name or former address, if changed since last report)

SUN HYDRAULICS CORPORATION

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 Par Value	HLIO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2019, the Board of Directors (the “Board”) of Helios Technologies, Inc. (the “Registrant” or “Company”) made the following appointments of executive officers:

Rajasekhar Menon (54), President, CVT.  Mr. Menon joined Sun Hydraulics, LLC, the Registrant’s subsidiary, as a consultant in January 2019 and previously was Senior Vice President at J B Poindexter from November 2015 to May 2018.  From September 1989, to October 2015, Mr. Menon was with Cummins Inc. in a variety of global capacities.  Mr. Menon holds a Mechanical Engineering degree from the Indian Institute of Technology, Madras and a MS in Manufacturing Systems Engineering from Purdue University. He also holds a Harvard Business School certificate for Management Development.

Matteo Arduini (46), President, QRC.  Mr. Arduini serves as the General Manager of Faster S.r.l. (“Faster”) and was previously Chief Financial Officer of Faster S.p.A., the Registrant’s subsidiary, since April 2018.  From September 2012 to April 2018, Mr. Arduini was with Brevini /Dana Incorporated.  He served as the CFO of the Brevini Group and the project leader in Dana’s acquisition of Brevini Group. For one and a half years after the acquisition, he served as Head of Finance in Dana Brevini Italy.  Mr. Arduini graduated from the University of Parma in 1998 with a degree in Economics and gained professional experience through roles at Ernst & Young, Ferrari Cars and Technogym.

Melanie M. Nealis, Esq. (44), Chief Legal and Compliance Officer and Secretary.  Ms. Nealis joined the Company on July 9, 2018 as the Chief Legal and Compliance Officer and Assistant Secretary.  Effective June 14, 2019, Ms. Nealis was appointed as Secretary of the Company.  Prior to joining Helios, Ms. Nealis was the Deputy General Counsel at Roper Technologies, Inc. (NYSE: ROP) where she worked from 2012-2018.   Ms. Nealis has a BSBA, summa cum laude, from Xavier University and a juris doctorate, with honors in law, from The Ohio State University.

The Company’s prior Secretary, Gregory C. Yadley, partner at the law firm Shumaker, Loop & Kendrick, LLP, was appointed as Assistant Secretary.   Also, in conjunction with the Company’s global realignment, Gary Gotting and Craig Roser resigned as executive officers, effective June 14, 2019. Mr. Gotting and Mr. Roser will remain in their current roles as Global Leaders supporting the Company’s CVT business.

Beginning in September 2018, with the assistance of Mercer, the Compensation Committee and the Board undertook a comprehensive review of the Company’s executive compensation plan. In 2019, the Compensation Committee adopted an Executive Compensation Policy, a short-term incentive plan and a long-term incentive plan and subsequently reviewed other aspects of the Company’s arrangements with its executive officers. As part of this review and as described in greater detail below, on June 14, 2019, the Compensation Committee and the Board approved an Executive Officer Continuity Agreement, an Executive Officer Severance Agreement, a Restricted Stock Unit Grant Agreement and an Executive Officer Clawback Policy. The following descriptions of the Executive Officer Continuity Agreement, Executive Officer Severance Agreement, Restricted Stock Unit Grant Agreement and Executive Officer Clawback Policy do not purport to be complete, and each such description is qualified in its entirety by reference to the text of the complete policy or agreement, as applicable, each of which, excluding the Executive Officer Clawback Policy, is filed as an exhibit to this Current Report on Form 8-K.

Restricted Stock Unit Grant Agreement

On March 8, 2019, the Board of Directors approved a new comprehensive equity incentive plan, the Helios Technologies 2019 Equity Incentive Plan (“Equity Incentive Plan”). The Equity Incentive Plan authorizes the Board to grant shares of restricted or unrestricted common stock of the Company, stock appreciation rights, restricted stock units, stock options, and other equity-based awards to officers, employees, consultants, and directors of the Company and to those of its subsidiaries. The Company’s shareholders approved the Equity Incentive Plan at the Company’s 2019 Annual Meeting of Shareholders held on June 13, 2019.

The Compensation Committee of the Board also approved a form of Restricted Stock Unit (“RSU”) Grant Agreement (the “Grant Agreement”). The Grant Agreement sets forth the terms of RSU awards that may be granted under the Equity Incentive Plan.  The Grant Agreement includes certain restrictive covenants, including, a non-solicitation of employees and customers and a non-competition covenant within a defined territory and business scope within the 12-months following employment.

Executive Officer Clawback Policy

On June 14, 2019, the Compensation Committee of the Board adopted, and the Board endorsed, an Executive Officer Clawback Policy that allows the Company to recover certain forms of compensation paid to executive officers.

Executive Officer Continuity Agreement

On June 14, 2019, upon the recommendation of the Compensation Committee, the Board adopted a new form of Executive Officer Continuity Agreement (the “Continuity Agreement”) to be entered into with each of the Company’s executive officers. The Continuity Agreement provides for certain benefits to be paid to the executive in connection with a termination of employment that takes place in connection with a “Change of Control” (as defined in the Continuity Agreement).

On June 14, 2019, the Company entered into Continuity Agreements with Matteo Arduini, Wolfgang H. Dangel, Tricia L. Fulton, Rajasekhar Menon, Jinger McPeak, and Melanie M. Nealis. The Continuity Agreements supersede and replace the prior similar agreements between the Company and Mr. Dangel and Ms. Fulton, respectively.

The Continuity Agreement provides that upon termination of the executive’s employment or other triggering event during the two-year period immediately following, or within ninety (90) days prior to, a change in control, as defined in the Continuity Agreement, he or she is entitled to a lump sum payment equal to twice the amount of his or her annual salary, plus the cash value at the time of grant of the executive’s current year short-term compensation award, and continuing medical benefits, at the Company’s expense, for the executive and his or her family, for a period of 24 months. The executive also is entitled to immediate vesting of and an extended period following termination in which to exercise all unvested and unexercised stock options and immediate vesting and lapse of all forfeiture provisions relating to, and restrictions upon transfer of, all previously issued shares of restricted stock. To receive the payment and benefits under the Continuity Agreement, the executive must execute a general release and comply with the restrictive covenants set forth in his or her other agreements with the Company during the 24-month period following termination of employment.

Executive Officer Severance Agreement

On June 14, 2019, the Compensation Committee adopted, and the Board endorsed, a form of Executive Officer Severance Agreement (the “Severance Agreement”) to be entered into with each of the Company’s executive officers. The Severance Agreement provides for certain benefits to be paid to the executive in connection with a termination of employment that does not occur in connection with a change in ownership or control of the Company.

On June 14, 2019, the Company entered into Severance Agreements with Matteo Arduini, Wolfgang H. Dangel, Tricia L. Fulton, Rajasekhar Menon, Jinger McPeak, and Melanie M. Nealis.

The Severance Agreement provides that upon an “Involuntary Termination of Employment” (as defined in the Severance Agreement), he or she is entitled to a continuation of his or her annual base salary for 12 months, a payment equal to the cash value at the time of grant of the executive’s current year short-term compensation award, and continuing medical benefits, at Company expense, for the executive and his or her family for a period of 12 months. To receive the payment and benefits under the Severance Agreement, the executive must comply with a number of conditions including, executing a general release and complying with the restrictive covenants set forth in his or her agreements with the Company for a period of 12 months following termination of employment.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2019 Annual Meeting held on June 13, 2019, the shareholders of the Company approved an amendment to the Company’s Amended and Restated Articles of Incorporation (“Articles of Incorporation”) to change the corporate name of Sun Hydraulics Corporation to Helios Technologies, Inc. (the “Name Change”).  Additionally, the shareholders approved an amendment to the Articles of Incorporation to increase the authorized shares of the Company’s common stock from 50 million to 100 million shares.  A copy of the Articles of Amendment to the Company’s Articles of Incorporation (“Articles of Amendment”) as filed with the Secretary of State of Florida, is attached hereto as Exhibit 3.1.

In connection with the Name Change, the Board of Directors approved several administrative amendments to the Company’s bylaws to reflect the revised Company name and make changes relating to the appointment and designation of corporate officers. The Second Amended and Restated Bylaws became effective June 14, 2019.

Copies of the Articles of Amendment and the Second Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

In addition, in connection with the name change, the Company adopted a new form of common stock certificate. Holders of stock certificates bearing the prior corporate name need not take any action at this time to change the stock certificates to reflect the new corporate name. Certificates reflecting the name change will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

Item 5.07Submission of Matters to a Vote of Security Holders.

Six proposals described fully in the 2019 Proxy Statement of Sun Hydraulics Corporation (the “Company”) were presented for approval at the Company’s 2019 Annual Meeting of Shareholders (the “Annual Meeting”) held on June 13, 2019. As of the record date, 32,011,375 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 30,439,608 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

The shareholders of the Company voted on the following six matters:

Proposal 1. Election of Directors

Marc Bertoneche, Douglas M. Britt and Philippe Lemaitre were elected as Directors to serve for a term expiring on the date of the Company’s 2022 annual meeting.  Dr. Kennon Guglielmo was elected to serve as a Director for a term expiring on the date of the Company’s 2021 annual meeting.  All Directors serve until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The votes cast for and withheld were as follows:

Director	For	Withhold	Broker Non Votes
Marc Bertoneche	28,307,014	316,646	1,815,948
Douglas M. Britt	28,300,484	323,176	1,815,948
Philippe Lemaitre	26,001,367	2,622,293	1,815,948
Kennon H. Guglielmo	25,618,104	3,005,556	1,815,948

Proposal 2. Approval of Corporate Name Change

The proposal to approve an amendment to the Company’s articles of incorporation to change the name of the Company to Helios Technologies, Inc., as disclosed in the 2019 Proxy Statement, received the following votes:

For	30,153,315
Against	262,100
Abstain	24,193
Broker Non-Votes	1,815,948

Proposal 3. Approval of Increase in Number of Shares of Common Stock

The proposal to approve an amendment to the Corporation’s articles of incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, to 100,000,000 shares, as disclosed in the 2019 Proxy Statement, received the following votes:

For	28,898,536
Against	923,021
Abstain	618,051
Broker Non-Votes	1,815,948

Proposal 4. Approval of 2019 Equity Incentive Plan

The proposal to approve the Helios Technologies 2019 Equity Incentive Plan, as disclosed in the 2019 Proxy Statement, received the following votes:

For	27,881,376
Against	705,682
Abstain	36,602
Broker Non-Votes	1,815,948

Proposal 5. Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 28, 2019, as disclosed in the 2019 Proxy Statement, received the following votes:

For	30,377,969
Against	51,104
Abstain	10,535
Broker Non-Votes	N/A

Proposal 6. Advisory Vote on Executive Compensation

The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the 2019 Proxy Statement, received the following votes:

For	28,059,031
Against	534,505
Abstain	30,124
Broker Non-Votes	1,815,948

Item 8.01Other Events

On June 14, 2019, the Board of Directors of the Registrant declared a $0.09 per share cash dividend on the Registrant’s common stock, payable on July 20, 2019, to shareholders of record as of July 5, 2019.  On June 17, 2019, the Registrant issued the press release attached hereto as Exhibit 99.2 announcing the cash dividend.

On the open of the market on June 17, 2019, the common stock of the Company ceased trading under the ticker symbol “SNHY” and began trading under its new ticker symbol, “HLIO” on the NASDAQ Global Select Market. In connection with the Name Change disclosed under Item 5.03 above, the Company’s common stock has been assigned a new CUSIP number of 42328H 109. On June 14, 2019, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing the its new ticker.

On June 18, 2019, the Registrant issued the press release attached hereto as Exhibit 99.3 announcing the its new corporate officers.

Item 9.01.Financial Statements and Exhibits

(d)Exhibits

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation as filed with the Secretary of State of Florida on June 13, 2019.
3.2	Second Amended and Restated Bylaws dated June 14, 2019.
10.1+

Helios Technologies 2019 Equity Incentive Plan (previously filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A for the 2019 Annual Meeting of Shareholders filed on April 11, 2019, and incorporated herein by reference).

10.2+	Form of Executive Officer Severance Agreement.
10.3+	Form of Executive Officer Continuity Agreement.
10.4+	Form of Restricted Stock Unit Grant Agreement.
99.1	Press release dated June 14, 2019.
99.2	Press release dated June 17, 2019.
99.3	Press release dated June 18, 2019.
+	Executive management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIOS TECHNOLOGIES, INC.

Dated: June 18, 2019	By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer (Principal Financial and Accounting Officer)